UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2006

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9337 Milliken Avenue Rancho Cucamonga, CA (Address of principal executive offices)		91730 (Zip Code)

Registrant's telephone number, including area code: (909) 941-5400

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02        Results of Operations and Financial Condition.

On October 23, 2006, PFF Bancorp, Inc. announced its earnings for the three and six months ended September 30, 2006.  A copy of the press release dated October 23, 2006, describing the three and six months ended September 30, 2006 earnings is attached as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits

        The following exhibit is furnished with this report:

              Exhibit No.                   Description

                99.1                           PFF Bancorp, Inc. press release dated October 23, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Senior Executive Vice President, Chief Operating Officer/ Chief Financial Officer and Treasurer
Date: October 26, 2006